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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 27, 2000


                               ZEROS & ONES, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)



         33-26531LA                                           88-0241079
         ----------                                           ----------
  (Commission File Number)                                 (I.R.S. Employer
                                                          Identification No.)


39 EAST WALNUT STREET, PASADENA, CALIFORNIA                        91103
-------------------------------------------                        -----
(Address of principal executive offices)                         (Zip Code)


         Registrant's telephone number, including area code: (626) 584-4040


                               Not Applicable
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:     5
                                          --------
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                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT...................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS...............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.........................................2

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT......................2

ITEM 5.   OTHER EVENTS ......................................................2

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS..................................................3

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS .................................4

SIGNATURES ..................................................................5

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


                                       1
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         On January 27, 2000, the Company's Board of Directors unanimously approved resolutions authorizing the Company to amend its articles of incorporation providing for (1) the increase of the authorized shares of the Company's common stock from 50,000,000 par value $.001 per share, to 100,000,000, par value $.001 per share, and (2) a three for one forward stock split of the total issued and outstanding common stock of the Company, to be effective for shareholders of record on February 8, 2000. The holders of a majority of the Company's issued and outstanding stock will also approve the proposed amendments to the Company's articles of incorporation by written consent, to be effective no earlier than ten days prior to the mailing of an Information Statement on Schedule 14C to the shareholders of the Company notifying them of the approved amendments.

                                       2
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ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not Applicable.
                                       3
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         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

                                       4
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         (c)      Exhibits

         7.1 Proposed Amendment to the Certificate of Incorporation of Zeros & Ones, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               ZEROS & ONES, INC.
                 ----------------------------------------------
                                  (Registrant)

Date: January 27, 2000

                              /s/ Steve Schklair
                     --------------------------------------
                     Steve Schklair, Chief Executive Officer



                                       5